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                                                                  EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this registration statement on Form S-4
(File No. 333-42201) of our report, which includes an explanatory paragraph regarding significant related-party transactions, dated January 17, 1997, on our audits of the financial statements of Bear Island Paper Company, L.P. We also consent to the reference to our firm under the caption "Experts."


                                        /s/ Coopers & Lybrand L.L.P.

Richmond, Virginia
January 22, 1998